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                              ZENITH FLEXIBLE LIFE

                       Supplement dated December 27, 1995
                                       to
                        Prospectus dated August 21, 1995
                        For Policies Issued in Maryland

  The section of the prospectus entitled "24 Month Right" on page A-28 is replaced in its entirety with the following:

EXCHANGE OPTION

  You can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit, flexible premium life insurance policy issued by The New England provided that (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the effective date of the increase. If you exercise this option, you will have to make up any investment loss you had that is attributable to the portion of the variable life insurance policy being exchanged.

  The exchange will be made without evidence of insurability. The new policy will have, at the option of the policyholder, either the same death benefit or the same net amount at risk as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age of the insured as the age of the insured on the effective date of the increase, the same underwriting class as the underwriting class on the effective date of the increase, and a policy date equal to the effective date of the increase. Any riders to the original Policy will be attached to the new policy if they are available.

  The exchange will be effective on the date when NEVLICO receives written notice at its Administrative Office in a form satisfactory to NEVLICO, the Policy and payment to NEVLICO of any cost to exchange. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) The exchange may result in a cost or credit to you. The cost or credit will reflect any differences in cash values and charges between the exchanged portion of the variable life policy and the new policy. Upon the exchange, you may also need to make an immediate premium payment on the new policy in order to keep it in force. Any policy loan outstanding must be repaid on or before the effective date of the exchange.

  For a Policy issued in connection with certain group or sponsored arrangements, NEVLICO may in the future offer the additional option of exchanging the entire Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by The New England. (Availability of this feature will also depend on state insurance department approval.) The exchange will be made without evidence of insurability. The new term insurance policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. For the exchange of a face amount increase, special rules may apply. Policy Owners should refer to the rider providing this option. Premiums for the new term insurance policy will be based on the premium rates for comparable fixed-benefit term life insurance policies issued by The New England which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available. If you exercise this option, you will bear any investment loss you had under the variable life insurance policy. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option. Your NEVLICO agent can advise you as to the availability of this feature.